SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
SUPPLEMENT DATED NOVEMBER 18, 2004

TO PROSPECTUS DATED DECEMBER 31, 2003
FOR KEYPORT ADVISOR OPTIMA,
ISSUED BY KEYPORT VARIABLE ACCOUNT A

This supplement contains information about the Columbia Real Estate Equity Fund, Variable Series (the "Fund").

The Board of Trustees of Liberty Variable Investment Trust has voted to terminate the Columbia Real Estate Equity Fund and liquidate it. The Fund is currently scheduled to be liquidated on or about February 18, 2005 (the "Liquidation Date").

In connection with the proposed liquidation, as of the close of business on January 28, 2005, we will stop accepting new investments and transfers into the Columbia Real Estate Equity Sub-account; however, purchases that are a part of the Dollar Cost Averaging ("DCA") program, the Portfolio Rebalancing program, and any automatic deposit program will continue to be allowed until the Fund is liquidated. After the Liquidation Date, any DCA, Portfolio Rebalancing or automatic investment programs that have not been changed to replace the Columbia Real Estate Equity Sub-account will continue with the Liberty Money Market Sub-account replacing the those Sub-accounts.

Effective immediately, transfers of Account Value out of the Columbia Real Estate Equity Sub-account to any other Sub-Accounts or Guarantee Periods available under the Contract will not count against the contractual transfer limitations, provided that no subsequent transfers are made back into the liquidating Sub-account. On the Liquidation Date, any Account Value remaining in the Columbia Real Estate Equity Sub-account will be transferred to the Liberty Money Market Sub-account.

advopt 11/04